UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 24, 2004

OPEN SOLUTIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02333	22-3173050

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Winding Brook Drive, Glastonbury, CT 06033

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 652-3155

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report.)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Stock Purchase Agreement dated 2-24-2004
Open Solutions Inc. Press Release dated 2-24-2004

Item 5. Other Events and Regulation FD Disclosure.

     On February 24, 2004, OSI Acquisition Sub, Inc. (the “Subsidiary”), a wholly-owned subsidiary of Open Solutions Inc. (the “Registrant”), purchased all of the outstanding shares of capital stock of MAXXAR Corporation (“Maxxar”) pursuant to the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of February 24, 2004, among the Registrant, the Subsidiary, Maxxar and each of the seven stockholders of Maxxar (the “Stockholders”). The aggregate consideration paid for all of the outstanding shares of capital stock of Maxxar was $6,500,000, of which $750,000 is to be held in escrow subject to a purchase price adjustment based on Maxxar’s net current assets as of February 24, 2004 and to secure indemnification obligations of the Stockholders.

     The terms of the Stock Purchase Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Stock Purchase Agreement, the Registrant did not have any material relationship with Maxxar or the Stockholders other than a contractual relationship whereby the Registrant was a reseller of Maxxar products.

     Maxxar, headquartered in Wixom, Michigan, specializes in interactive voice recognition solutions and the development and distribution of products providing computer telephony integration. The Registrant intends to continue to use the assets of Maxxar constituting plant, equipment or other physical property substantially in the same manner in which they were used by Maxxar immediately prior to the execution of the Stock Purchase Agreement.

     The Registrant issued a press release regarding the Stock Purchase Agreement on February 24, 2004, which is attached as an exhibit to this report.

     The foregoing summary description of the terms of the transaction is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached as an exhibit to this report.

     Statements made in this report that state the Registrant’s intentions, beliefs, expectations or predictions for the future are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward looking-statements are only as of the date of this report and the Registrant undertakes no obligation to update or revise them. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Registrant’s actual intentions, beliefs, expectations or predictions to differ materially from those projected in such forward-looking statements, including economic, competitive, governmental, technological and other factors discussed in the Registrant’s prospectus dated November 25, 2003, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     The Exhibits to this report are listed in the Exhibit Index attached hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN SOLUTIONS INC.

Date: February 24, 2004	By:	/s/ Carl D. Blandino

Carl D. Blandino
Senior Vice President, Chief Financial
Officer, Treasurer and Secretary

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EXHIBIT INDEX

2.1	Stock Purchase Agreement, dated as of February 24, 2004, among Maxxar Corporation, the Stockholders listed on Schedule I attached thereto, the Registrant and OSI Acquisition Sub, Inc.

99.1	Press Release dated February 24, 2004.